SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the
☒	Definitive Proxy Statement		Commission Only (as permitted
☐	Definitive Additional Materials		by Rule 14a-6(e)(2))
☐	Soliciting Material Pursuant to § 240.14a-12

KENTUCKY FIRST FEDERAL BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[LETTERHEAD OF KENTUCKY FIRST FEDERAL BANCORP]

October 10, 2008

Dear Stockholder:

We invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Kentucky First Federal Bancorp (the “Company”) to be held at First Federal Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Tuesday, November 11, 2008, at 3:30 p.m., Eastern time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the Company’s operations to date. Directors and officers of the Company and First Federal Savings and Loan Association of Hazard and First Federal Savings Bank of Frankfort will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

On behalf of the Board of Directors and all the employees of the Company and First Federal of Hazard and First Federal of Frankfort, we wish to thank you for your continued support.

Sincerely,	Sincerely,

Tony D. Whitaker	Don D. Jennings
Chairman of the Board and	President and
Chief Executive Officer	Chief Operating Officer

KENTUCKY FIRST FEDERAL BANCORP
479 Main Street
P.O. Box 1069
Hazard, Kentucky 41702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 11, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Kentucky First Federal Bancorp (“Kentucky First” or the “Company”) will be held at First Federal Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Tuesday, November 11, 2008, at 3:30 p.m., Eastern time.

A Proxy Statement and Proxy Card for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors of the Company for three-year terms;

2.	The ratification of the appointment of BDK LLP as independent certified public accountants of the Company for the fiscal year ending June 30, 2009; and

3.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 30, 2008, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

You are requested to fill in and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas F. Skaggs
Secretary

Hazard, Kentucky
October 10, 2008

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
OF
KENTUCKY FIRST FEDERAL BANCORP
479 Main Street
P.O. Box 1069
Hazard, Kentucky 41702

ANNUAL MEETING OF STOCKHOLDERS
November 11, 2008

GENERAL

This Proxy Statement is furnished to stockholders of Kentucky First Federal Bancorp (“Kentucky First” or the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held at First Federal Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Tuesday, November 11, 2008, at 3:30 p.m., Eastern time, and at any adjournment thereof. The accompanying Notice of Annual Meeting and proxy card and this Proxy Statement are being first mailed to stockholders on or about October 10, 2008.

VOTING AND REVOCABILITY OF PROXIES

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Thomas F. Skaggs, Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder’s proxy.

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted “FOR” the nominees for director set forth below and “FOR” the ratification of the appointment of BDK LLP as the Company’s independent public accountants for the year ending June 30, 2009. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in “street name” which have been designated by brokers on proxies as not voted (“broker non-votes”) will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

VOTING SECURITIES AND SECURITY OWNERSHIP

The securities entitled to vote at the Annual Meeting consist of the Company’s common stock, par value $0.01 per share (the “Common Stock”). Stockholders of record as of the close of business on September 30, 2008 (the “Record Date”) are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 7,703,750 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by persons who beneficially own more than 5% of the Common Stock, each of the Company’s directors, the executive officers of the Company named in the Summary Compensation Table set forth under “Executive Compensation - Summary Compensation Table,” and all of the Company’s directors and executive officers as a group.

	Shares of Common Stock
	Beneficially Owned	Percent of
	as of the Record Date (1)	Class (2)
Persons Owning Greater than 5%:

First Federal MHC	4,727,938	61.4%
479 Main Street
P.O. Box 1069
Hazard, Kentucky 41702

Directors:

Tony D. Whitaker	85,460	1.1%
Don D. Jennings	51,425	*
Stephen G. Barker	28,731	*
Walter G. Ecton, Jr.	23,202	*
William D. Gorman	35,000	*
David R. Harrod	9,456	*
Herman D. Regan, Jr.	48,775	*

All directors and executive
officers of the Company
as a group (8) persons)	304,738	4.0%

*	Represents less than 1% of the shares outstanding.
(1)
In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

(2)	Based on a total of 7,703,750 shares of Common Stock outstanding as of the Record Date.

PROPOSAL I -- ELECTION OF DIRECTORS

General

The Company’s Board of Directors consists of seven members, all of whom are independent under the listing standards of Nasdaq, except Tony D. Whitaker and Don D. Jennings. In determining that Director Stephen G. Barker is independent, the Board of Directors considered that he had been paid approximately $12,000 in legal fees for services provided to First Federal of Hazard during the year ended June 30, 2008. The Company’s Bylaws require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for a term expiring at the 2011 annual meeting. The Board of Directors has nominated Walter G. Ecton, Jr. and Don D. Jennings. to each serve as a director for a three-year period. Each of the nominees is currently a member of the Board. Pursuant to the Company’s Bylaws, there is no cumulative voting for the election of directors. As a result, directors are elected by a plurality of the votes present in person or by proxy at a meeting at which a quorum is present.

It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Company, First Federal Savings and Loan Association of Hazard (“First Federal of Hazard”) or First Federal Savings Bank of Frankfort (“First Federal of Frankfort”) and the expiration of his term as a director. All such persons were appointed as directors of the Company in March 2005 upon the formation and organization of the Company. Directors Barker, Ecton, Gorman and Whitaker also serve on the Board of Directors of the Company’s wholly owned subsidiary, First Federal of Hazard, and Directors Harrod and Regan also serve on the Board of Directors of the Company’s wholly owned subsidiary, Frankfort First Bancorp, Inc. (“Frankfort First”), and Frankfort First’s wholly owned subsidiary, First Federal of Frankfort. Director Jennings also serves on the Board of Directors of First Federal of Frankfort.

			Year First
	Age at	Year First	Elected	Current
	June 30,	Elected as	as Director of	Term
Name	2008	Director	Bank Subsidiary	to Expire

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2011

Walter G. Ecton, Jr.	54	2005	2005	2008
Don D. Jennings	43	2005	1998	2008

DIRECTORS CONTINUING IN OFFICE

Stephen G. Barker	54	2005	1997	2009
Tony D. Whitaker	62	2005	1993	2009
David R. Harrod	49	2005	2003	2009
William D. Gorman	84	2005	2003	2010
Herman D. Regan, Jr.	79	2005	1988	2010

Set forth below is information concerning the Company’s directors.

William D. Gorman has been a director of Kentucky First Federal Bancorp since its inception in March 2005. He has been a director of First Federal of Hazard since 2003. Mr. Gorman has served as mayor of Hazard, Kentucky since 1977.

Herman D. Regan, Jr. has been a director of Kentucky First Federal Bancorp since its inception in March 2005. He has served as a Director of First Federal Savings Bank of Frankfort since 1988. Mr. Regan served as Chairman of the Board and President of Kenvirons, Inc., a civil and environmental engineering consulting firm, from 1975 until his retirement in August, 1994.

Walter G. Ecton, Jr. has been a director of Kentucky First Federal Bancorp since its inception in March 2005. He has served as a director of First Federal of Hazard since 2004. Mr. Ecton has been engaged in the private practice of law in Richmond, Kentucky since 1979.

Don D. Jennings has served as President and Chief Operating Officer and as a Director of Kentucky First Federal Bancorp since its inception in March 2005. He served as President and Chief Executive Officer of Frankfort First Bancorp, Inc. and now serves as Vice Chairman and Chief Executive Officer of First Federal of Frankfort. He has been employed by First Federal of Frankfort since 1991.

Stephen G. Barker has been a director of Kentucky First Federal Bancorp since its inception in March 2005. He has served as a director of First Federal of Hazard since 1997. Mr. Barker has been in the private practice of law in Hazard, Kentucky since 1980 and has served as Assistant General Counsel to the Kentucky River Properties, LLC since 1985.

Tony D. Whitaker has served as Chairman of the Board and Chief Executive Officer of Kentucky First Federal Bancorp since its inception in March 2005. Since 1997, he has served as President and Chief Executive Officer of First Federal of Hazard. He has also served First Federal of Hazard as a Director since 1993. Mr. Whitaker was President of First Federal Savings Bank in Richmond, Kentucky from 1980 until 1994. From 1994 until 1996, Mr. Whitaker was the President of the central Kentucky region and served on the Board of Great Financial Bank, a $3 billion savings and loan holding company located in Louisville, Kentucky. Mr. Whitaker served as a director of the Federal Home Loan Bank of Cincinnati from 1991 to 1997 and served on the Board of America’s Community Bankers from 2001 to 2007. Mr. Whitaker has served on the Board of Directors of Pentegra Group, Inc., a financial services company specializing in retirement benefits, since 2002.

David R. Harrod has been a director of Kentucky First Federal Bancorp since its inception in March 2005. He has served as a Director of First Federal Savings Bank of Frankfort since 2003. He also previously served as Director and Chairman of the Audit Committee of Frankfort First Bancorp, Inc. Mr. Harrod is a certified public accountant and is a principal of Harrod and Associates, P.S.C., a Frankfort, Kentucky-based accounting firm.

Executive Officer Who Is Not a Director

The following sets forth information with respect to the executive officer of the Company who does not serve on the Board of Directors.

	Age at
	June 30,
Name	2008	Title

R. Clay Hulette	46	Vice President, Chief Financial Officer and Treasurer of the Company and President and Treasurer of First Federal of Frankfort

R. Clay Hulette has served as Vice President, Treasurer and Chief Financial Officer of Kentucky First Federal Bancorp since its inception in March 2005. Since 2000, he has served as Vice President and Chief Financial Officer of Frankfort First Bancorp, Inc. In March 2007, he was named President of First Federal Savings Bank of Frankfort having served as Vice President and Treasurer. since 2000. He has been employed by First Federal of Frankfort since 1997. He is a Certified Public Accountant. Age 46.

Committees of the Board of Directors

The Board of Directors of the Company meets quarterly and may have additional special meetings. During the year ended June 30, 2008, the Board of Directors of the Company met seven times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended June 30, 2008 and the total number of meetings held by Committees on which he served during such fiscal year.

Audit Committee. The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. During the fiscal year ended June 30, 2008, the Board of Directors’ Audit Committee consisted of Directors Harrod (Chairman), Ecton, Gorman and Regan. Each of the members of the Audit Committee are “independent,” as “independent” is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. (“NASD”).  The Company’s Board of Directors has determined that one member of the Audit Committee, David R. Harrod, qualifies as an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Director David R. Harrod is “independent,” as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A of the Exchange Act.

The function of the Audit Committee is to review and discuss the audited financial statements with management, internal audit and the independent auditors; to determine the independent auditors’ qualifications and independence; to engage the independent auditors of the Company; to review the internal audit function and internal accounting controls; to review the internal audit plan; to review the Company’s compliance with legal and regulatory requirements; and to review the Company’s auditing, accounting and financial processes generally. The Company’s Board of Directors adopted a written charter for the Audit Committee. The Company does not have a corporate website. A copy of the Audit Committee Charter is attached to this proxy statement as Exhibit A. The Audit Committee met five times during the year ended June 30, 2008.

Compensation Committee. The Board of Directors has a Compensation Committee consisting of Directors Ecton, Gorman and Regan (Chairman).  The Compensation Committee evaluates the compensation and fringe benefits of the directors, officers and employees and recommends changes.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, equity incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Chief Executive Officer makes recommendations to the Compensation Committee regarding compensation of directors and executive officers other than himself, but final compensation decisions are made by the Board of Directors based on the recommendation of the Compensation Committee. The Compensation Committee met four times during the year ended June 30, 2008.

The Compensation Committee operates under a written charter that establishes the Compensation Committee’s responsibilities. The Compensation Committee and the Board of Directors review the Charter periodically to ensure that the scope of the Charter is consistent with the Compensation Committee’s expected role. Under the Charter, the Compensation Committee is charged with general responsibility for the oversight and administration of the Company’s compensation program. The Charter vests in the Compensation Committee principal responsibility for determining the compensation of the Chief Executive Officer based on the Compensation Committee’s evaluation of his performance. The Charter also authorizes the Compensation Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities. The Compensation Committee Charter is not available via a Company website, but it was attached to the Company’s proxy statement prepared in connection with the Company’s 2007 annual meeting of stockholders.

Nominating/Corporate Governance Committee. The Board of Directors’ Nominating/Corporate Governance Committee nominates directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Nominating/Corporate Governance Committee consists of Directors Ecton (Chairman), Gorman, Harrod and Regan. The members of the Nominating/Corporate Governance Committee are “independent directors” as defined in Nasdaq listing standards. The Board of Directors has adopted a Charter for the Nominating/Corporate Governance Committee. A copy of this charter is attached to this proxy statement as Exhibit B. The Company does not have a corporate website. The Nominating/Corporate Governance Committee met one time during the fiscal year ended June 30, 2008.

It is the policy of the Nominating/Corporate Governance Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company’s Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating/Corporate Governance Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating/Corporate Governance Committee of such stockholder’s recommendation of a director nominee no later than the July 1st preceding the annual meeting of stockholders. Notice should be provided to: Thomas F. Skaggs, Secretary, Kentucky First Federal Bancorp, P.O. Box 1069, Hazard, Kentucky 41702-1069. Such notice must contain the following information:

•	The name of the person recommended as a director candidate;

•	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

•
As to the shareholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

•	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In its deliberations, the Nominating/Corporate Governance Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the banks’ market areas. Any nominee for director made by the Nominating/Corporate Governance Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Nominating/Corporate Governance Committee solicits the Company’s then current directors for the names of potential qualified candidates. Moreover, the Nominating/Corporate Governance Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating/Corporate Governance Committee would then consider the potential pool of director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating/Corporate Governance Committee would consider the proposed nominee in the same manner in which the Nominating/Corporate Governance Committee would evaluate nominees for director recommended by directors.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board and independence.

Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings. The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Thomas F. Skaggs, Secretary, Kentucky First Federal Bancorp, P.O. Box 1069, Hazard, Kentucky 41702-1069. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All directors attended the Company’s 2007 annual meeting of stockholders held on November 13, 2007.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table is furnished for all individuals serving as the principal executive officer or principal financial officer of the Company during the year ended June 30, 2008 and for the other most highly compensated executive officers of the Company who received a salary of $100,000 or more during the year ended June 30, 2008.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Tony D. Whitaker, Chairman and Chief Executive Officer	2008 2007	$164,400 164,400	$84,839 84,310	$36,749 36,375	$68,176 65,717	$354,164 350,802
R. Clay Hulette, Vice President, Chief Financial Officer and Treasurer	2008 2007	98,849 98,210	30,805 30,613	18,199 18,014	8,596 10,662	156,449 157,499
Don D. Jennings, President and Chief Operating Officer	2008 2007	104,000 103,000	30,805 30,613	18,199 18,014	8,241 10,086	161,245 161,713
________________
(1)
Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R). Amounts represent the vesting of 8,400, 3,050 and 3,050 shares of restricted stock in fiscal 2008 for Messrs. Whitaker, Hulette and Jennings, respectively. For further information regarding the expense recognized for stock awards, see footnote A-11 to the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report to Stockholders filed as Exhibit 13 to the Company’s Annual Report as Form 10-K. The award recipients receive dividends on unvested awards of restricted stock; such dividends are reported under the column “All Other Compensation” on the above table.

(2)
Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) during the year ended June 30, 2008, based upon a fair value of $1.75 for options granted in the year ended June 30, 2006 using the Black-Scholes option pricing model. For further information regarding the assumptions used to compute fair value, see footnote A-11 to the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report to Stockholders filed as Exhibit 13 to the Company’s Annual Report as Form 10-K.

(3)	Details of the amounts reported in the “All Other Compensation” column for 2008 are provided in the table below.

	Tony D. Whitaker	R. Clay Hulette	Don D. Jennings
Dividends on restricted stock	$11,760	$4,270	$4,270
ESOP allocation	50,671	--	--
Medical insurance premiums	2,712	2,970	2,970
Cell phone usage	1,515	--	--
Disability insurance premiums	705	239	638
Cancer insurance	348	--	--
Dental insurance premiums	222	414	370
Parking	188	216	216
Life insurance premiums	55	132	132

Executive officers receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by any named executive officer in fiscal 2008 did not exceed $10,000.

Employment Agreements

The Company and First Federal of Hazard entered into separate employment agreements with Tony D. Whitaker, Chairman of the Board of Kentucky First and President and Chief Executive Officer of First Federal of Hazard.  The Company and First Federal of Frankfort entered into separate employment agreements with Don D. Jennings, President and Chief Operating Officer of Kentucky First and Vice Chairman and Chief Executive Officer of First Federal of Frankfort and with R. Clay Hulette, Vice President and Chief Financial Officer of Kentucky First Federal Bancorp and President of First Federal of Frankfort.  Such employment agreements are referred to herein as the “Agreements.” The Agreements provide for three-year terms, expiring on August 15, 2011, renewable on an annual basis for an additional year upon review and extension by the respective Boards of Directors of Kentucky First, First Federal of Hazard and First Federal of Frankfort.  The Agreements establish a base salary of $164,400, $109,200 and $103,950 for Messrs. Whitaker, Jennings, and Hulette, respectively.  In addition to establishing a base salary, the Agreements provide for, among other things, participation in stock-based and other benefit plans, as well as certain fringe benefits.

The Agreements also provide that Kentucky First, First Federal of Hazard and First Federal of Frankfort may terminate the employment of Messrs. Whitaker, Jennings, or Hulette for cause, as defined in the Agreements, at any time.  No compensation or benefits are payable upon termination of either officer for cause.  Each of the officers may also voluntarily terminate his employment by providing 90 days prior written notice.  Upon voluntary termination, the officer receives only compensation and vested benefits through the termination date.

The Agreements terminate upon the officer’s death, and his estate receives any compensation due through the last day of the calendar month of death.  The Agreements also allow the appropriate boards to terminate the employment of Messrs. Whitaker, Jennings, or Hulette due to disability, as defined in the Agreements.  A disabled executive receives any compensation and benefits provided for under the agreement for any period prior to termination during which the executive was unable to work due to disability.  Messrs. Whitaker, Jennings, and Hulette also may receive disability benefits under First Federal of Hazard’s or First Federal of Frankfort’s long-term disability plan(s) without reduction for any payments made under the Agreement.  During a period of disability, to the extent reasonably capable of doing so, Messrs. Whitaker and Jennings agree to provide assistance and undertake reasonable assignments for the employers.

The Agreements also require Messrs. Whitaker, Jennings, and Hulette to agree not to compete with Kentucky First, First Federal of Hazard or First Federal of Frankfort for one year following a termination of employment, other than in connection with a change in control.  Kentucky First, First Federal of Hazard or First Federal of Frankfort will pay or reimburse Messrs. Whitaker, Jennings, and Hulette for all reasonable costs and legal fees paid or incurred by him in any dispute or question of interpretation regarding the Agreements, if the executive is successful on the merits in a legal judgment, arbitration proceeding or settlement.  The Agreements also provide Messrs. Whitaker, Jennings, and Hulette with indemnification to the fullest extent legally allowable.

Under the Agreements, if either Kentucky First, First Federal of Hazard or First Federal of Frankfort terminates the employment of Messrs. Whitaker, Jennings, or Hulette without cause, or if Messrs. Whitaker, Jennings, or Hulette resigns under specified circumstances that constitute constructive termination, he receives his base salary and continued employee benefits for the remaining term of the Agreement, as well as continued health, life and disability coverage under the same terms such coverage is provided to other senior executives, or comparable individual coverage.

Under the Agreements, if, within one year after a change in control (as defined in the Agreements), any of Messrs. Whitaker, Jennings, or Hulette voluntarily terminate his employment under circumstances discussed in the Agreement, or involuntarily terminates employment, the executive receives a cash payment equal to three times his average annual compensation over the five most recently completed calendar years preceding the change in control. He also receives continued employee benefits and health, life and disability insurance coverage for thirty-six months following termination of employment.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s “base amount” are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of their base amount, and the employer is not entitled to deduct any parachute payments over the base amount. The Agreements limit payments made to Messrs. Whitaker and Jennings in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

Equity Grants

The Company granted each of the named executive officers equity awards of restricted stock and stock options in 2006. Upon a change in control, all outstanding stock options become immediately exercisable and the restrictions on restricted stock immediately lapse. Had a change in control occurred as of June 30, 2008, Messrs. Whitaker, Jennings and Hulette would have immediately vested in 25,200, 9,150 and 9,150 shares, respectively, of restricted stock, with a value of $233,100, $84,638, and $84,638, respectively, at June 30, 2008 based on the closing sale price for the Kentucky First common stock as quoted on the Nasdaq Global Market. In addition, had a change in control occurred as of June 30, 2008, Messrs. Whitaker, Jennings and Hulette would have immediately vested in options to acquire 63,000, 31,200 and 31,200 shares, respectively, of Kentucky First common stock.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding stock options held by the named executive officers as of June 30, 2008.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Tony D. Whitaker	42,000	63,000	$10.10	12/13/2015	25,200	$233,100
R. Clay Hulette	20,800	31,200	10.10	12/13/2015	9,150	84,638
Don D. Jennings	20,800	31,200	10.10	12/13/2015	9,150	84,638

_________________
(1)	Unvested options and restricted stock awards vest in three equal installments on December 13, 2008, 2009 and 2010.
(2)	Calculated based on the product of the number of shares of unvested stock and the closing sale price for the Common Stock on June 30, 2008 as reported on the Nasdaq Global Market.

Retirement Plan. First Federal of Hazard employees, including Mr. Whitaker, participate in the Financial Institution Retirement Plan (the “Retirement Plan”) to provide retirement benefits for eligible employees. Messrs. Jennings and Hulette participate in a similar plan for First Federal of Frankfort employees. Employees are eligible to participate in the Retirement Plan after the completion of one year of employment and attainment of age 21. The formula for normal retirement benefits payable annually is 2%, under the First Federal of Hazard Retirement Plan, and 1.25%, under the First Federal of Frankfort Retirement Plan, of the average of the participant’s highest five years of compensation multiplied by the participant’s years of service. Participants in the First Federal of Hazard Retirement Plan may also receive a reduced early retirement benefit under the Retirement Plan upon attainment of age 45 and satisfaction of the Retirement Plan’s vesting requirements. Participants generally have no vested interest in Retirement Benefits prior to their completion of five years of service. Following the completion of five years of vesting service, or upon attainment of age 65, death or termination of employment due to disability, participants automatically become 100% vested in their accrued benefit under the Retirement Plan. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. Benefits under the First Federal of Frankfort Retirement Plan may be paid in a lump sum, while the First Federal of Hazard Retirement Plan does not allow for a lump sum payment of accrued benefits; however, Mr. Whitaker may elect to be paid in a lump sum as a result of previous participation in a comparable plan at another financial institution.

The present value of accumulated benefits shown on the table above for the indicated Retirement Plan is calculated using the accrued benefit multiplied by a present value factor based on an assumed age 65 retirement date, the 1994 Group Annuity Mortality table projected five years and an interest rate of 5.00% for 50% of the benefit and 7.75% for 50% of the benefit, discounted to current age at an assumed interest rate of 7.75%.

Supplemental Executive Retirement Plan.  First Federal of Hazard has implemented a supplemental executive retirement plan (“SERP”) to provide for supplemental retirement benefits with respect to the employee stock ownership plan (“ESOP”) and retirement plan. The SERP provides participating executives with benefits otherwise limited by certain provisions of the Internal Revenue Code or the terms of the ESOP loan. Specifically, the SERP will provide benefits to designated officers that cannot be provided under the pension plan or the ESOP as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under such plans, but for these Internal Revenue Code limitations. In addition to providing for benefits lost under tax-qualified plans as a result of the Internal Revenue Code limitations, the SERP will also provide supplemental benefits upon a change of control prior to the scheduled repayment of the ESOP loan. Generally, upon a change in control, the SERP will provide participants with a benefit equal to what they would have received under the ESOP, had they remained employed throughout the term of the loan, less the benefits actually provided under the ESOP on the participant’s behalf. A participant’s benefits generally become payable upon a change in control of Kentucky First or its subsidiaries. The Board has designated Tony D. Whitaker as a participant in the SERP.

First Federal of Hazard may utilize a grantor trust in connection with the SERP, in order to set aside funds that ultimately may be used to pay benefits under the SERP. The assets of the grantor trust will remain subject to the claims of general creditors in the event of insolvency, until paid to a participant according to the terms of the SERP. No amounts have been accrued to date under the SERP for Mr. Whitaker.

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2008 fiscal year. This table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Stephen G. Barker	$14,700	$16,968	$7,350	$2,352	$41,370
Walter G. Ecton, Jr.	14,800	16,968	7,350	2,352	41,470
William D. Gorman	14,800	16,968	7,350	2,352	41,470
David R. Harrod	12,600	16,968	7,350	2,352	39,270
Herman D. Regan, Jr.	12,600	16,968	7,350	2,352	39,270
______________
(1)
Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R). Amounts represent the vesting of 1,680 shares of restricted stock in fiscal 2008 for each of the directors. For further information regarding the expense recognized for stock awards, see footnote A-11 to the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report to Stockholders filed as Exhibit 13 to the Company’s Annual Report as Form 10-K. The award recipients receive dividends on unvested awards of restricted stock; such dividends are reported under the column “All Other Compensation” on the above table. At June 30, 2008, each director had outstanding unvested restricted stock awards for 5,040 shares of Common Stock.

(2)
Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) during the year ended June 30, 2008, based upon a fair value of $1.75 for options granted in the year ended June 30, 2006 using the Black-Scholes option pricing model. For further information regarding the assumptions used to compute fair value, see footnote A-11 to the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report to Stockholders filed as Exhibit 13 to the Company’s Annual Report as Form 10-K. At June 30, 2007, each director had outstanding options to acquire 12,600 shares of Common Stock.

(3)	The amounts reported in the “All Other Compensation” column for the year ended June 30, 2008 consist of dividends on restricted stock.

Fees. Each nonemployee director of the Company receives a quarterly retainer of $900, and each member of the Kentucky First Audit Committee receives $900 per meeting attended on a date on which there is not also a meeting of the full Board of Directors. Officers of Kentucky First who are directors are not compensated for their service as directors. Directors who also serve as Directors of First Federal of Hazard receive $10,800 annually plus $400 for serving on the investment committee. Directors who also serve as Directors of First Federal of Frankfort receive $9,000 annually plus $100 for certain committee meetings. Officers of either Bank who are also directors are not compensated for their service as directors.

TRANSACTIONS WITH RELATED PERSONS

First Federal of Hazard and First Federal of Frankfort both offer loans to their directors and executive officers. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Banks’ loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Company’s Board of Directors. At June 30, 2008, loans to directors and executive officers and their affiliates totaled $950,000, or 1.6%, of the Company’s stockholders’ equity, at that date.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the “Audit Committee”) has:

1.	Reviewed and discussed with management the audited financial statements for the fiscal year ended June 30, 2008.
2.
Discussed with the Company’s independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company’s financial statements; and

3.
Received the written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company’s financial statements and has discussed with the independent accountant the independent accountant’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2008 be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2008.

The Audit Committee has reviewed the nonaudit services currently provided by the Company’s independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company’s independent auditors.

Members of the Audit Committee

David R. Harrod (Chairman)
Walter G. Ecton, Jr.
William D. Gorman
Herman D. Regan, Jr.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BKD LLP (“BKD”) served as the Company’s independent accountants to audit the Company’s fiscal years ended June 30, 2008 and 2007. Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent accountants to audit the Company’s fiscal year ended June 30, 2006.

On July 9, 2007, the Company dismissed Grant Thornton as its independent auditors, effective immediately. On July 9, 2007, the Company engaged BKD LLP as its successor independent audit firm. The Company’s dismissal of Grant Thornton and engagement of BKD was approved by the Company’s Audit Committee on July 9, 2007. The Company dismissed Grant Thornton because Grant Thornton sold its financial institution auditing practice based in Cincinnati, Ohio, to BKD.

Grant Thornton’s reports on the Company’s financial statements for the fiscal year ended June 30, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal year ends (the fiscal years ended June 30, 2007 and 2006) and the subsequent interim period from July 1, 2007 through June 30, 2008, there were no disagreements with either BKD or Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD or Grant Thornton, would have caused BKD or Grant Thornton to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

During the Company’s two most recent fiscal year ends (the fiscal years ended June 30, 2007 and 2006) and the subsequent interim period from July 1, 2007 through June 30, 2008, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal year ends (the fiscal years ended June 30, 2007 and 2006) and the subsequent interim period from July 1, 2007 through June 30, 2008, the Company did not consult with BKD, regarding applications of accounting principles to any specified transaction or any other matters or “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors has approved the Company’s arrangements with BKD LLP to be the Company’s auditors for the 2009 fiscal year, subject to ratification by the Company’s stockholders. There are no plans for a representative of BKD LLP to be present at the Annual Meeting.

The appointment of the auditors must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of auditors.

AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT

Fees billed by the Company’s independent accountant for the fiscal years ended June 30, 2008 and 2007 were $103,000 and $80,317, respectively.

Audit Fees

The aggregate fees billed by the Company’s independent accountant for the audit of the Company’s annual financial statements were $72,050 and $65,500 for the fiscal years ended June 30, 2008 and 2007, respectively.

Audit Related Fees

These fees include review of quarterly reports on Form 10-Q as filed by Kentucky First Bancorp. The Company’s independent accountant received $14,550 for the fiscal year ended June 30, 2008 and $11,167 for the fiscal year ended June 30, 2007.

Tax Fees

The aggregate fees billed by the Company’s independent accountant for tax services for the fiscal years ended June 30, 2008 and 2007 were $1,450 and $2,820, respectively. The fees are for services including review of tax returns as prepared by the Company’s staff.

All Other Fees

The aggregate fees billed by the Company’s independent accountant for all other services, exclusive of the fees disclosed above, rendered during the fiscal years ended June 30, 2008 and 2007 were $14,950 and $830, respectively. For the year ended June 30, 2008, these services consisted of assistance with various accounting entries associated with Fin 48 and ESOP, as well as internal work on the audit. For the year ended June 30, 2007, these services consisted of review of quarterly tax deposits and consultation on new procedures related to the allowance for loan and lease losses.

Pre-Approval of Services by the Independent Auditor

The Audit Committee does not have a policy for the pre-approval of nonaudit services to be provided by the Company’s independent auditor. Any such services would be considered on a case-by-case basis. All nonaudit services provided by the independent auditors in fiscal years 2008 and 2007 were approved by the Audit Committee. However, certain services such as the review of the Company’s public filings, review of the Company’s tax returns, and general discussions with management regarding accounting issues, which may be construed as necessary for the accurate completion of the audit, are approved in advance on an annual basis.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to regulations promulgated under the Exchange Act, the Company’s officers and directors and all persons who own more than 10% of the Common Stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company’s review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2008 all Reporting Persons have complied with these reporting requirements.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s 2008 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company’s Secretary no later than October 20, 2008. In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the fiscal year ending June 30, 2009, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices at P.O. Box 1069, Hazard, Kentucky 41702-1069 by no later than June 12, 2009. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas F. Skaggs
Secretary

October 10, 2008
Hazard, Kentucky

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2008 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, KENTUCKY FIRST FEDERAL BANCORP, P.O. BOX 1069, HAZARD, KENTUCKY 41702-1069.

EXHIBIT A

KENTUCKY FIRST FEDERAL BANCORP
AUDIT COMMITTEE CHARTER

Organization

The primary function of the Audit Committee of the Board of Directors (the “Board”) of Kentucky First Federal Bancorp (the “Company”) is to review: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion, or review performed by the Company’s independent accountants; the Company’s compliance with legal and regulatory requirements; the independent accountant’s qualifications and independence; the performance of the Company’s internal audit functions, its independent accountants, and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance, and ethics that management and the Board have established; the Company’s auditing, accounting, and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement.

The Audit Committee will be comprised of three or more directors as determined by the Board each of whom shall satisfy the definition of independent directors as defined in any qualitative listing requirements for The Nasdaq Stock Market, Inc., issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at time of appointment, or within a reasonable period of time thereafter, meaning they must have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer, or other senior officer with oversight responsibilities. The members of the Audit Committee will be appointed by the Board on an annual basis.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties, the Audit Committee shall:

1. Provide an open avenue of communication between management, the independent auditor, internal audit functions, and the Board.

2.  Meet four times per year or more frequently as circumstances may require. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance.

3 The Audit Committee or the Audit Committee Chair acting on the Committee’s  behalf shall meet with the independent auditors and management at least quarterly to review the Company’s financial statements. At least annually, the Committee will meet in full with the independent auditors. These meetings may be conducted by telephone. In meetings attended by independent auditors or by regulatory examiners, a portion of the meetings will be reserved for the Audit Committee to meet in closed session with these parties.

4. Keep written minutes of all meetings

5. Review with the independent auditor the work to be performed to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

6.  Review all significant risks or exposures to the Company found during audits performed by the independent auditor and internal audit function to ensure that  these items are discussed with management. From these discussions, assess and report to the Board regarding how findings should be addressed.

7. Review recommendations from the independent auditor and internal audit function  regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

8.  As needed, the chairman of the committee will submit a record of the meeting to the Board regarding any recommendations that the Committee may deem appropriate.

9. Ensure that the independent auditor discusses with the Audit Committee their judgements about the quality, not just the acceptability, of the Company’s  accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing financial disclosures.

10. Review the Company’s audited annual financial statements and the independent  auditor’s opinion regarding such financial statements, including a review of the  nature and extent of any significant changes in accounting principles.

11. Arrange for the independent auditors to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial  statements that are part of the annual report to shareholders.

12. Review with management, the independent auditor, management instead of internal audit department  and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

13. Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934

14. Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies, if applicable.

15. Select the independent auditor, considering the independence and effectiveness,  and be solely responsible for their compensation, oversight, and retention including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the audit committee. The Audit Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor’s professional judgement, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

16. Review the performance of the independent auditor

17. Review the process by which the internal audit function is performed at the two subsidiary banks. Each audit committee member is a member of one of the subsidiary’s board of directors and as such receives reports regarding the internal audit activities. Serious risks, oversights, or failure to perform should be immediately reported to the Audit Committee.

18.  Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the Audit Committee shall be provided appropriate funding as determined by the Audit Committee for payment to accountants and auditors.

19. Have in place procedures for (1) receiving complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential,  anonymous submission by employees of concerns regarding questionable accounting.

20. Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval processes will ensure the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

21. The company does not intend to hire employees or former employees of the independent auditor.

22. Review and approve all related-party transactions.

In addition to the responsibilities presented above, the Audit Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities that the Audit Committee has. Further, the Audit Committee will disclose in each annual proxy statement to its shareholders, whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will disclose a copy of the Charter every three years either in the annual report to shareholders or proxy statement.

EXHIBIT B

KENTUCKY FIRST FEDERAL BANCORP
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I. Purpose

The primary objectives of the Nominating and Corporate Governance Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of Kentucky First Federal Bancorp (the “Company”) by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees fo reach annual meeting of the Company’s stockholders; (ii) ensuring that the Audit and Nominating and Corporate Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II. Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements of The Nasdaq Stock Market, Inc., issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board, or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III. Structure and Meetings

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV. Goals and Responsibilities

The Committee shall (i) develop and recommend to the Board a Corporate Governance Policy (the “Policy”), applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iv) perform Board performance evaluations on an annual basis; (v) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company’s stockholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.

The Committee shall also advise the Board on (i) committee member qualifications; (ii) committee member appointments and removals; (iii) committee structure and operations (including authority to delegate to subcommittees); and (iv) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

B-1

The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this charter, the Company’s bylaws, and governing law and regulations as the Committee or Board deems appropriate.

V. Performance Evaluation

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI. Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting, or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention items.

B-2

REVOCABLE PROXY

KENTUCKY FIRST FEDERAL BANCORP
Hazard, Kentucky

ANNUAL MEETING OF STOCKHOLDERS
November 11, 2008

The undersigned hereby appoints William D. Gorman and Herman D. Regan, Jr. with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of Kentucky First Federal Bancorp which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at First Federal Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Tuesday, November 11, 2008 at 3:30 p.m., Eastern time (the “Annual Meeting”), and at any and all adjournments thereof, as follows:

VOTE
		FOR		WITHHELD
1.	The election as directors of all	☐		☐
nominees listed below (except as
marked to the contrary below)

For a term expiring at the 2011 Annual Meeting:

Walter G. Ecton, Jr.
Don D. Jennings

INSTRUCTION: To withhold your vote
for any of the individuals nominated, insert
that nominee’s name on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of BKD	☐	☐	☐
LLP as the Company’s independent public
accountants for the fiscal year ending June 30, 2009.

The Board of Directors recommends a vote “FOR” the nominees listed above and “FOR” the other proposition stated.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE OTHER PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, a Proxy Statement dated October 10, 2008 and an Annual Report.

Dated:                               , 2008

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY FOR ESOP PARTICIPANTS

KENTUCKY FIRST FEDERAL BANCORP

ANNUAL MEETING OF STOCKHOLDERS
November 11, 2008

The undersigned hereby appoints William D. Gorman and Herman D. Regan, Jr. with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of Kentucky First Federal Bancorp which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at First Federal Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Tuesday, November 11, 2008 at 3:30 p.m., Eastern time (the “Annual Meeting”), and at any and all adjournments thereof, as follows:

VOTE
		FOR		WITHHELD
1.	The election as directors of all	☐		☐
nominees listed below (except as
marked to the contrary below)

For a term expiring at the 2011 Annual Meeting:

Walter G. Ecton, Jr.
Don D. Jennings

INSTRUCTION: To withhold your vote
for any of the individuals nominated, insert
that nominee’s name on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of BKD	☐	☐	☐
LLP as the Company’s independent public
accountants for the fiscal year ending June 30, 2009.

The Board of Directors recommends a vote “FOR” the nominees listed above and “FOR” the other proposition stated.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE OTHER PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

PLEASE COMPLETE, DATE, SIGN AND THIS PROXY PROMPTLY AND DELIVER TO TONY WHITAKER FOR FURTHER DELIVERY TO THE COMPENSATION COMMITTEE.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, a Proxy Statement dated October 10, 2008 and an Annual Report.

Dated: , 2008
SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.